                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)               October 15, 1997
                                                            ------------------

The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II


                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                    333-20817-10             upper tier    91-184-6078
----------                    ------------             -------------------------
                                                       lower tier    91-184-8675
                                                       -------------------------

State or other                (Commission              (IRS Employer
jurisdiction of               File Number)             ID Number)
incorporation)


2840  Morris  Avenue, Union, New  Jersey 07083
-----------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                   (908) 686-2000
                                                       --------------

                                     n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5              Other Events
                    ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.


Item 7              Financial Statements and Exhibits
                    ---------------------------------


     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                         ---------------------
                                                              Harry Puglisi
                                                                Treasurer




          Dated:    October 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-II
                                    -------

                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II
FOR THE OCTOBER 9, 1997 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                           $ 5,054,398.67


    LESS: SERVICE FEE                                                                        45,023.94
               CONTINGENCY FEE                                                               45,023.94
               OTHER SERVICER FEES (Late Charges / Escrow)                                    6,640.15
               UNREIMBURSED MONTHLY ADVANCES                                                      0.00
                                                                                       ---------------

                                                                                             96,688.03
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                   198,289.60
               PRE-FUNDING ACCOUNT TRANSFER                                                       0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                              0.00
                                                                                       ---------------

                                                                                            198,289.60
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                       0.00

                                                                                       ---------------

     AVAILABLE REMITTANCE AMOUNT (I-2)                                                    5,156,000.24
                                                                                       ===============


 2. (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 85,068,382.62

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                 13,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                             3,794,628.45
    CLASS A-2                                                                                     0.00
    CLASS A-3                                                                                     0.00
    CLASS M-1                                                                                     0.00
    CLASS M-2                                                                                     0.00
    CLASS B                                                                                       0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                                                  3,794,628.45

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                            0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                            0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                            0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                          0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                              0.00
        CLASS M REALIZED LOSS AMOUNT                                                              0.00
        CLASS B REALIZED LOSS AMOUNT                                                              0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                            0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                3,408,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                2,004,313.13
    # OF LOANS                                                                                     164

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                          345,535.16

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                          463,408.98

9.  AMOUNT OF INTEREST RECEIVED                                                           2,269,047.80

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                         198,289.60

     (B)  AMOUNT OF COMPENSATING INTEREST                                                       262.57

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                             576.05

13.  CLASS A-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                            450,862.43
       (B) PRINCIPAL DISTRIBUTION AMOUNT                         3,794,628.45
       (C) CARRY FORWARD AMOUNT                                          0.00
       (D) MONTHLY ADVANCE                                               0.00

       TOTAL CLASS A-1 REMITTANCE AMOUNT                                                  4,245,490.88

     CLASS A-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                            338,870.00
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                 0.00
       (C) CARRY FORWARD AMOUNT                                          0.00
       (D) MONTHLY ADVANCE                                               0.00

       TOTAL CLASS A-2 REMITTANCE AMOUNT                                                    338,870.00

     CLASS A-3 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                            157,055.63
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                 0.00
       (C) CARRY FORWARD AMOUNT                                          0.00
       (D) MONTHLY ADVANCE                                               0.00

       TOTAL CLASS A-3 REMITTANCE AMOUNT                                                    157,055.63

CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                               946,788.05
    (B) PRINCIPAL DISTRIBUTION AMOUNT                            3,794,628.45
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

    TOTAL CLASS A REMITTANCE AMOUNT                                                       4,741,416.50

CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                               197,921.88
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                                                       197,921.88

CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                               120,312.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                                                       120,312.50

CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                               318,234.38
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                                         318,234.38

CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                                88,343.75
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                                          88,343.75

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                             1,353,366.18
    (B) PRINCIPAL DISTRIBUTION AMOUNT                            3,794,628.45
    (C) CARRY FORWARD AMOUNT                                             0.00
    (D) MONTHLY ADVANCE                                                  0.00

  TOTAL REMITTANCE AMOUNT                                                                 5,147,994.63

14. (A) REIMBURSABLE AMOUNT (I-22)                                                                0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                                  0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                               81,273,754.17

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                 61,800,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                 27,675,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                 33,125,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                 18,750,000.00

    (F) CLASS B PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                 13,750,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                236,373,754.17

16. TRIGGER EVENT CALCULATION                                                                      TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (I)  DOES NOT EXCEED 50% OF (II)
         (i)  SIXTY-DAY DELINQUENCY RATIO                            0.89%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                 28.23%               0.00%            YES

    (2)  BOTH (A) AND (B)

         (A) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                  EXCEEDS 9%           OR                            0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES                    576.05                NO

             (B) EITHER (X) OR (Y)
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 15%           OR                        0.00%
                 (Y) THE CUMULATIVE REALIZED LOSSES                576.05                NO               NO

    (3)  (I) IS GREATER THAN 75% OF (II)

        (i)  PRIOR CLASS A & CLASS M PRINCIPAL             226,418,382.62
        (ii) PRINCIPAL BALANCE AS OF THE END OF THE O      243,195,757.60               93.10%            YES

                                                                                                   --------------------
                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT             YES
                                                                                                   --------------------

17. CUMULATIVE REALIZED LOSSES                                                                  576.05

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
     EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                        0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                             45,023.94

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                           45,023.94

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                               8,005.61

    (D) FHA PREMIUM ACCOUNT                                                                   7,374.23

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

        (A) SECTION 5.04 (b)                                                                      0.00
        (B) SECTION 5.04 (c)                                                                      0.00
        (C) SECTION 5.04 (d)(ii)                                                                  0.00
        (D) SECTION 5.04 (e)                                                                      0.00
        (E) SECTION 5.04 (f)(i)                                                              90,047.88

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                              81,273,754.17          0.85641469
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                             94,900,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                              61,800,000.00          1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                             61,800,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                              27,675,000.00          1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                             27,675,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                              33,125,000.00          1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                             33,125,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                              18,750,000.00          1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                             18,750,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                              13,750,000.00          1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                             13,750,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                  236,373,754.17          0.94549502
    ORIGINAL POOL  PRINCIPAL BALANCE                                250,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                            12.616%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                              14.166%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                              6.809%

                                                                  -----------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                   07/31/97           08/31/97          09/30/97
                                                                  -----------------------------------------------------
                                                                      12.628%              12.619%           12.616%

23. (A) SENIOR PERCENTAGE                                                                  100.00%

    (B) CLASS B PERCENTAGE                                                                   0.00%

24. (A) SPREAD AMOUNT                                                                6,822,003.43

    (B) SPECIFIED SUBORDINATED AMOUNT                                               24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                 0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                 0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                                 0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                                 0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                       981,371.18

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                               7,374.23
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                      0.00

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                                                0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                           25,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                       0.00

31. CLAIMS PAID DURING THE PERIOD                                                            0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                   0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                      0.00

34. OTHER INFORMATION                                                                         N/A

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

REMIC              OUTSTANDING         #
SERIES             DOLLARS             ACCOUNTS      RANGES              AMOUNT         NO       PCT
1997-II              $240,381,924.28    12,848        1 TO 29 DAYS     43,798,531.86     2,449    18.22%
                                                     30 TO 59 DAYS      5,594,003.67       320     2.33%
                                                     60 TO 89 DAYS      2,140,819.40       123     0.89%
                                                     90 AND OVER        2,821,084.81       164     1.17%

                                                     FORECLOSURE                0.00         0     0.00%
                                                     REO PROPERTY               0.00         0     0.00%



                                                     TOTALS           $54,354,439.74     3,056    22.61%
                                                                  =====================================

1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                       CLASS A-1                    CLASS A-2                    CLASS A-3               CLASS M-1
-------------------- ------------------------------- ---------------------------- ------------------------ -------------------------
(ii)                                         896.40                     1,000.00                 1,000.00                  1,000.00

(vi)                                          21.12                         0.00                     0.00                      0.00

(vii)                                          3.64                         0.00                     0.00                      0.00

(viii)                                         4.88                         0.00                     0.00                      0.00

(xiii)    (a)                                  4.75                         5.48                     5.68                      5.98
          (b)                                 39.99                         0.00                     0.00                      0.00
          (c)                                  0.00                         0.00                     0.00                      0.00
          (d)                                  0.00                         0.00                     0.00                      0.00


(xv)                                         856.41                     1,000.00                 1,000.00                      0.00

(xxxv)                                         0.00                         0.00                     0.00                      0.00

SUBCLAUSE                                                    CLASS M-2                                            CLASS B
--------------------                                 ----------------------------                          -------------------------
(ii)                                                                    1,000.00                                           1,000.00

(vi)                                                                        0.00                                               0.00

(vii)                                                                       0.00                                               0.00

(viii)                                                                      0.00                                               0.00

(xiii)    (a)                                                               6.42                                               6.43
          (b)                                                               0.00                                               0.00
          (c)                                                               0.00                                               0.00
          (d)                                                               0.00                                               0.00


(xv)                                                                    1,000.00                                           1,000.00

(xxxv)                                                                      0.00                                               0.00